Provisions and Contingencies (Tables)	12 Months Ended
Dec. 31, 2020
Disclosure of other provisions [abstract]
Disclosure of movement in provisions

	December 31, 2020	December 31, 2019
	$	$
Opening balance at beginning of year	67,906	86,460
Additional provisions recognized	12,033	2,161
Reduction arising from payments / derecognition	(12,238)	(20,715)
Closing balance at end of year	67,701	67,906
Occasionally the Partnership has been, and expects to continue to be, subject to legal proceedings and claims in the ordinary course of its business, principally personal injury and property casualty claims. Certain of these claims have been assessed by the Partnership as having a remote possibility of any outflow from settlement and are therefore not included in the disclosures below. In addition to the claims described below, as at December 31, 2020, approximately $10.1 million has been accrued by the Partnership and its subsidiaries relating to other various legal claims.